UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2025

Hoth Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38803	82-1553794
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1177 Avenue of the Americas, 5th Floor, Suite 5066

New York, NY 10036

(Address of principal executive offices, including ZIP code)

(646) 756-2997

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	HOTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Merveille.ai, a wholly-owned subsidiary of Hoth Therapeutics, Inc., received confirmation from the U.S. Patent and Trademark Office, acting as Receiving Office under the Patent Cooperation Treaty (“PCT”), that all prescribed fees associated with international patent application number PCT/US2025/022598 were paid in full. The application with respect to the treatment and prevention of hair loss carries a priority date of April 5, 2024. This filing supports Merveille.ai’s intellectual property strategy in advancing therapeutic innovation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2025	Hoth Therapeutics, Inc.

/s/ Robb Knie
Robb Knie
Chief Executive Officer